UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2022

Inspirato Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 586-7771

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Inspirato Incorporated (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2022 (the “Original Form 8-K”) in order to correct two financial statement line items in the earnings release that was furnished as Exhibit 99.1 to the Original Form 8-K (the “Original Earnings Release”). Basic and diluted weighted average common units and class A shares outstanding as of March 31, 2021 and 2022, and basic and diluted net loss attributable to Inspirato Incorporated per common unit and class A shares as of March 31, 2021 and 2022 were updated from the corresponding line items included in the Original Earnings Release. The differences were the result of the understatement of the class A shares and common units outstanding in both periods presented in the earnings release.

There were no other changes to Exhibit 99.1. The Company is amending the Original Form 8-K solely to furnish the correct press release as Exhibit 99.1, and does not otherwise update, modify or amend any disclosures set forth in the Original Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On May 11, 2022, the Company issued a press release, furnished as Exhibit 99.1, announcing the Company’s financial results for the quarter ended March 31, 2022.

A copy of the press release, as corrected, is attached hereto as Exhibit 99.1, supersedes and replaces Exhibit 99.1 furnished with the Original Form 8-K in its entirety and is incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K/A, and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Inspirato Incorporated dated May 11, 2022 (corrected)
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inspirato incorporated
Dated: May 13, 2022
	By:	/s/ R. Webster Neighbor
Name: R. Webster Neighbor
Title: Chief Financial Officer